UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 15, 2014

AMGEN INC.

(Exact name of registrant as specified in its charter)

Delaware	000-12477	95-3540776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Amgen Center Drive Thousand Oaks, California	91320-1799
(Address of principal executive offices)	(Zip Code)

805-447-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

Amgen Inc. (the “Company”) held its 2014 Annual Meeting of Stockholders (the “Annual Meeting”) on May 15, 2014. The final results of the voting for each matter submitted to a vote of stockholders at the Annual Meeting are as follows:

Item 1 - Election of Directors

Each of the following 12 nominees for director were elected to serve a one-year term expiring at the Company’s 2015 annual meeting of stockholders and until his or her successor is elected and qualified, or until his or her earlier retirement, resignation, disqualification, removal or death.

Name	Votes For	Votes Against	Abstain	Broker Non-Votes
Dr. David Baltimore	563,649,606	19,820,369	1,835,592	83,681,552
Mr. Frank J. Biondi, Jr.	535,546,573	48,073,025	1,917,780	83,449,740
Mr. Robert A. Bradway	563,021,692	18,194,812	4,284,863	83,485,752
Mr. François de Carbonnel	568,930,624	14,246,216	2,360,522	83,449,756
Dr. Vance D. Coffman	526,705,622	56,942,333	1,889,305	83,449,858
Mr. Robert A. Eckert	578,993,043	4,644,140	1,900,182	83,449,753
Mr. Greg C. Garland	566,718,807	16,878,743	1,939,810	83,449,759
Dr. Rebecca M. Henderson	570,011,292	13,725,906	1,800,166	83,449,755
Mr. Frank C. Herringer	568,847,891	14,706,926	1,982,634	83,449,668
Dr. Tyler Jacks	570,142,932	13,547,622	1,846,812	83,449,752
Ms. Judith C. Pelham	574,177,259	9,498,169	1,861,936	83,449,755
Dr. Ronald D. Sugar	565,093,189	18,115,568	2,328,602	83,449,759

Item 2 - Ratification of Selection of Independent Registered Public Accountants

Ernst & Young LLP was ratified as the Company’s independent registered public accountants for the fiscal year ending December 31, 2014. No Broker Non-Votes resulted from the vote on this proposal.

For:	658,804,125
Against:	8,029,078
Abstain:	2,153,915

Item 3 - Advisory Vote to Approve Our Executive Compensation

The advisory vote to approve our executive compensation was approved.

For:	568,795,989
Against:	12,544,159
Abstain:	4,513,852
Broker Non-Votes:	83,133,119

No other matters were properly submitted for stockholder action.

A copy of the press release announcing the vote results is furnished as Exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated May 15, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: May 15, 2014

	By:	/s/ David J. Scott
	Name:	David J. Scott
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Press Release, dated May 15, 2014